UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

April 1, 2026 (March 27, 2026)
Date of Report (date of earliest event reported)

Rimini Street, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37397	36-4880301
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1700 S. Pavilion Center Drive, Suite 330
Las Vegas, NV 89135
(Address of principal executive offices) (Zip Code)

(702) 839-9671
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, par value $0.0001 per share	RMNI	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2) of this chapter.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
On March 27, 2026, Rimini Street, Inc. (the “Company”) entered into Amendment No. 1 (the “Amendment”) to that certain Amended and Restated Credit Agreement dated as of April 30, 2024 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), by and among Rimini Street, Inc., as borrower, the lenders party thereto and Capital One, National Association, as a lender, swing lender and agent for all lenders.

The Credit Agreement was amended to implement certain changes to the aggregate amounts of permitted “Restricted Payments” (as such term is defined in the Credit Agreement) under Section 6.8(b)(ii) of the Credit Agreement such that (a) commencing with the Company’s fiscal year ending on December 31, 2026 and for each fiscal year thereafter, the aggregate Restricted Payments shall not exceed $20,000,000 per fiscal year and (b) in respect of Restricted Payments made on and after January 1, 2026, the aggregate Restricted Payments shall not exceed $50,000,000, in each case subject to the satisfaction of applicable conditions set forth in the Credit Agreement. Previously, from the effective date of the Credit Agreement, (a) through and including the Company’s fiscal year ended on December 31, 2025, the aggregate Restricted Payments could not exceed the greater of $12,500,000 and 20.0% of “LTM Consolidated EBITDA” (as such term is defined in the Credit Agreement) in any fiscal year and (b) the aggregate Restricted Payments during the term of the Credit Agreement could not exceed the greater of $50,000,000 and 100.0% of LTM Consolidated EBITDA.

As defined in Section 6.8(b)(ii) of the Credit Agreement, “Restricted Payments” includes, among other actions, payments made in connection with the repurchase of, redemption of or other acquisition for value of shares of the Company’s common stock, par value $0.0001 per share.

The foregoing description of the Amendment is not complete and is qualified in its entirety by reference to (a) the full text of the Amendment, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference, and (b) the full text of the Credit Agreement, a copy of which was filed as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2024 and is incorporated herein by reference.

The representations, warranties and covenants contained in the Amendment and in the Credit Agreement were made solely for purposes of the Credit Agreement, as amended, and as of the applicable dates, were made for the benefit of the parties thereto, may have been used for purposes of allocating risk between each party rather than establishing matters of fact, may be subject to a contractual standard of materiality different from that generally applicable to investors, and may be subject to qualifications and limitations and schedules agreed upon by the parties in connection with the negotiated terms. Accordingly, the Amendment and the Credit Agreement are incorporated herein by reference solely to provide investors with information regarding the terms of the Amendment and the Credit Agreement and not to provide investors with any other factual information regarding the Company or its business, and should be read in conjunction with the disclosures in the Company’s periodic reports and other filings with the United States Securities and Exchange Commission.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT
The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference in its entirety.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS
(d)    Exhibits.

Exhibit No.	Exhibit Title

10.1*
Amendment No. 1 to that certain Amended and Restated Credit Agreement dated as of April 30, 2024, by and among Rimini Street, Inc., as borrower, the lenders party thereto and Capital One, National Association, as a lender, swing lender and agent for all lenders

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

RIMINI STREET, INC.

Dated: April 1, 2026	By:	/s/ Seth A. Ravin
Name: Seth A. Ravin
Title: President, Chief Executive Officer and Chairman of the Board

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